UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 29, 2005

EMISPHERE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10615	13-3306985

(Commission File Number)	(IRS Employer Identification No.)

765 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of Principal Executive Offices)	(Zip Code)

914-347-2220

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2005, the Company’s Board of Directors amended Section 2.7 of the By-Laws of the Company to decrease the number of Directors necessary to constitute a quorum under certain circumstances and to provide the Chairman of the Board of Directors/ Chief Executive Officer the ability to break a tie vote of the Board of Directors.    See Exhibit 3.2 to this Current Report on Form 8-K for the amended text of Section 2.7 to the By-Laws of the Company.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

          The following Exhibits are filed as part of this report:

Exhibit No.	Description

3.2	Amended Section 2.7 of the Bylaws of Emisphere Technologies, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Date: July 6, 2005	By:	/s/ MICHAEL M. GOLDBERG

	Name:	Michael M. Goldberg, M.D.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended Section 2.7 of the Bylaws of Emisphere Technologies, Inc.